REGISTRATION NO. 33-87498

811-08910

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

PRE-EFFECTIVE AMENDMENT NO. |_|

POST-EFFECTIVE AMENDMENT NO. 34 |X|

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 36 |X|

(CHECK APPROPRIATE BOX OR BOXES.)

WB CAPITAL MUTUAL FUNDS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

1415 28TH STREET, SUITE 200

WEST DES MOINES, IOWA 50266

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (515) 244-5426

David W. Miles, PRESIDENT

WB CAPITAL MUTUAL FUNDS, INC.

1415 28TH STREET, SUITE 200

WEST DES MOINES, IOWA 50266

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF ALL COMMUNICATIONS TO:

VERA LICHTENBERGER	JOHN C. MILES, ESQ.
WB CAPITAL MUTUAL FUNDS, INC.	CLINE, WILLIAMS, WRIGHT, JOHNSON &
1415 28TH STREET, SUITE 200	OLDFATHER, LLP
WEST DES MOINES, IOWA 50266	1900 U.S. BANKING, 233 S. 13TH STREET
LINCOLN, NEBRASKA 68508

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON JULY 29, 2010 PURSUANT TO PARAGRAPH (b) OF RULE 485 UNDER THE SECURITIES ACT OF 1933.

Institutional Money Market Fund

Prospectus

July 29, 2010

Fund Name                                                                                              cusip

Institutional Money Market Fund                                                  926902943

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Objective of the Fund	3

Fees and Expenses of the Fund	3

Risk/Return Summary	4

Description of the Fund	5

Management of the Fund	6

Purchase and Sale of Shares

How the Fund Values Its Shares	6
How to Purchase Shares	6
How to Sell Shares	7
Automatic Redemption	7

Dividends and Distributions	8

Distribution Arrangements	8

Financial Highlights	9

For More Information about the Fund	11

                                                                                                                   2

Investment Objective Goals

The investment objectives of the Fund are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income. The Fund is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Fund qualifies as a legal investment for public schools, agencies and local governments under the laws of the state of Iowa.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses

(Fees paid directly from your investment).................................................................................NONE

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage value of your investment)
Management Fees	0.35%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.39%
Acquired funds fees and expenses(2)	0.01%
Total Fund Operating Expenses(1)	0.75%

[1]

The Fund's Adviser is currently voluntarily waiving or reimbursing all or a portion of management fees and other expenses such that total fund operating expenses are currently accruing at 0.31 percent. The Adviser may eliminate all or part of waivers or payments at any time.

[2]

The Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund’s indirect expenses from investing in the acquired funds are based upon the average allocation of the Fund’s investments in the acquired funds for the fiscal year ended March 31, 2010 and upon the actual total operating expenses from their most recent shareholders reports (including any current waivers). Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund’s assets among the acquired funds and with other events that directly affect the expenses of the acquired funds. For the fiscal year ended March 31, 2010 these “Acquired Fund Fees and Expenses” were 0.01 percent.

EXPENSE EXAMPLE

The Expense Example below is provided to help you compare the cost of investing in the Fund with the cost of investing in other money market funds. The Expense Example assumes that you invest $10,000 in the Fund for the periods indicated. As you pay no redemption fees or charges if you redeem your shares, the costs are same if you do or do not redeem your shares at the end of the period. The Expense Example also assumes that your investment has a 5 percent return each year and that the Fund's total operating expenses (not accounting for the voluntary waivers and fee reimbursements) stay the same. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

EXPENSE EXAMPLES
After 1 year	$77
After 3 years	$240
After 5 years	$417
After 10 years	$930

                                                                                        3

Risk Return Summary: Investments, Risks and Performance

Principal Investment Strategies

The Fund pursues its objectives by maintaining a portfolio of high-quality money market securities. The Fund primarily invests in:

•	U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

•

redeemable interest-bearing ownership certificates issued by one or more guaranteed loan trusts created for the purpose of acquiring participation interests in the guaranteed portion of Farmer's Home Administration guaranteed loans.

•	high-quality commercial paper (rated or determined by the Adviser to be of comparable quality);

•	certificates of deposit and bankers' acceptances issued by U.S. banks that have assets in excess of $10,000,000 and obligations of other banks or savings and loans insured by the FDIC;

•	high-quality, short-term corporate obligations; and

•	repurchase agreements collateralized by the types of securities listed above.

Principal Risks

The principal risks of investing in the Fund are interest rate risk, credit risk and security selection risk. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

•	Interest Rate Risk. This is the risk that returns will fluctuate more than expected because of changes in the level of interest rates.

•	Credit Risk. This is the risk associated with the ability of the firm that issues or guarantees securities to meet its obligations on those securities or guarantees.

•	Security Selection Risk. This risk is the possibility that the choices in selecting securities do not perform as well as alternative securities.

Performance

                                                                                                   4

The Fund commenced operations on March 7, 2005. The total return for the quarter ended June 30, 2010 was 0.0 percent. During the period shown in the bar chart, the highest return for a quarter was 1.30 percent (quarter ending 09/30/06) and the lowest return for a quarter was 0.05 percent (quarter ending 12/31/09).

Average Annual Total Return as of 12/31/09
	1 Year	3 Year	Since Inception*
Institutional Money Market Fund	0.45%	2.56%	3.14%
*Inception Date 03/07/05, total return is annualized.

To obtain current yield information for the Fund, please call 866-720-2995.

DESCRIPTION OF THE FUND

This section of the Prospectus provides a more complete description of the Fund's investment objectives, principal strategies, and risks. There can, of course, be no assurance that the Fund will achieve its investment objectives.

Objectives The Fund's investment objectives are safety of principal and liquidity, and to the extent consistent with these objectives, maximum current income. As a money market fund, the Fund must meet the requirements of SEC Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund's investments. Under Rule 2a-7, the Fund's investments must each have a remaining maturity of no more than 397 days and the Fund must maintain an average weighted maturity that does not exceed 60 days.

Principal Investment Strategies The Fund pursues its objectives by investing in high-quality money market obligations. The Fund is offered to public and private K-12 schools, community colleges and other post secondary educational institutions (collectively “Educational Institutions”) and qualifies as a legal investment for public schools, agencies and local governments under the laws of the state of Iowa. The Fund may invest in:

•	U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

•

redeemable interest-bearing ownership certificates issued by one or more guaranteed loan trusts created for the purpose of acquiring participation interests in the guaranteed portion of Farmer's Home Administration guaranteed loans.

•	high-quality commercial paper (rated or determined by the Adviser to be of comparable quality);

•	certificates of deposit and bankers' acceptances issued by U.S. banks that have assets in excess of $10,000,000 and obligations of other banks or savings and loans insured by the FDIC;

•	high-quality, short-term corporate obligations; and

•	repurchase agreements collateralized by the types of securities listed above.

The Fund qualifies as a legal investment for public educational institutions and other agencies and local governments under the laws of the state of Iowa.

Risk Considerations

The Fund is subject to security selection risk. This risk is the possibility that the securities selected for the Fund do not perform as well as those selected in other funds with similar investments. In addition, specific risks of the Fund's portfolio include:

                                                                                    5

Interest Rate Risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund's yields as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities.

Credit Risk. This is the risk that a security's credit rating will be downgraded or that the issuer of a security or a guarantor will default (fail to make scheduled interest and principal payments or fail to fulfill its promise to repurchase securities). The Fund invests in securities issued by the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The entities while chartered or sponsored by the U.S. Congress, are not funded by appropriations from the U.S. Congress and the debt or mortgage related securities issued by them are neither guaranteed nor insured by the United States Government. Nevertheless, the Fund will invest in only highly rated securities to minimize credit risk.

MANAGEMENT OF THE FUND

Investment Advisor

The Fund's Adviser is Miles Capital, Inc. (Miles Capital), 1415 28th St., Suite 200, West Des Moines, Iowa 50266. Miles Capital provides continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. As of June 30, 2010, Miles Capital had approximately $3.6 billion in equity, fixed income and money market assets under management. The Board of Directors approved renewal of the investment advisory agreement for one year in March, 2010. A summary of the factors the Board considers each year when the investment advisory agreement is reviewed and renewed are provided in the Fund’s Annual Report following the renewal.

Miles Capital provides investment advisory services for the Fund. For these advisory services, the Fund pays Miles Capital a fee of 0.35 percent of average daily net assets of the Fund. Miles Capital currently waives a portion of the fee. Miles Capital may eliminate the fee waiver, in whole or in part at any time.

PURCHASE AND SALE OF SHARES

How the Fund Values Its Shares

The Fund's NAV is calculated at 11:00 a.m. Central Standard Time each day the Federal Reserve Bank ("Fed") and the New York Stock Exchange ("Exchange") is open for business, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected and days during which no shares are tendered for redemption and no orders to purchase shares are received. The Fund may choose to operate on a date when either the Fed or the Exchange is open. Currently, the Fed and the Exchange are closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost. This method involves valuing a security at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment.

A purchase order for shares received in good order (as described below under “How To Purchase Shares”) by the Fund by 11:00 a.m. Central Standard Time is effected at the net asset value per share calculated as of 11:00 a.m. Central Standard Time, and investors will receive the dividend declared that day.

                                                                                  6

How to Purchase Shares

Only educational institutions may purchase shares. The minimum initial investment is $10,000.

All purchases must be in U.S. Dollars. The Fund may waive its minimum purchase requirement and the Fund may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

A “good order” to purchase shares of the Fund, first requires that an authorized official complete an Account Application and return it along with ACH instructions and authorization in at least the minimum initial purchase amount, made payable to Institutional Money Market Fund, 1415 28th St., Suite 200, West Des Moines, IA 50266.

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each entity that opens an account. When you open an account, you will be asked for the name, street address, and tax id number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers.

An Account Application form can be obtained by calling the Fund at (866) 720-2995. Subsequent purchases of shares of the Fund may be made at any time by mailing a check, payable to Institutional Money Market Fund to the above address, or by electronic funds transfer if you have completed the appropriate section of the Account Application. The transaction may be initiated electronically through IPASonline, or by calling (866) 720-2995 to arrange transfer from your bank account.

When purchasing your shares by check or electronic funds transfer, the purchase may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 business days).

Frequent purchases and redemptions of money market funds is the nature of such funds as the Funds are used for sweep arrangements and as a cash equivalent by many investors. As a result, the Board of Directors has not adopted any policy affecting a shareholder’s ability to purchase and redeem shares of the Fund other than those necessary to comply with the Fund’s policies and procedures regarding anti-money laundering.

How to Sell Shares

You may redeem your shares (i.e., sell your shares back to a Fund) on any day the Fed and Exchange are open. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 3 business days. If you recently purchased your shares by electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the electronic funds transfer has been collected.

By Telephone: You may redeem your shares by telephone request. Call the Fund at (866)720-2995 with instructions on how you wish to receive your redemption proceeds.

By Internet: You may initiate your redemption by visiting www.IPASeducation.org on the Internet. Call the Fund at (866)720-2995 to obtain authorization and instructions.

Automatic Redemption

The Fund may automatically redeem your shares at NAV if your account drops below $10,000. Before the Fund exercises its right to redeem these shares, you will be given notice that the value of your shares is less than the minimum amount and will be allowed 30 days to make an additional investment that will increase the value of your account to at least $10,000.

If you elect to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share NAV determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund.

                                                                                            7

Dividends and Distributions

Directed Dividend Option

You may elect to have all income dividends and capital gains distributions paid by electronic funds transfer or reinvested.

The Directed Dividend Option may be modified or terminated by the Fund at any time after notice to participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the distributor.

Dividends and Capital Gains

The Fund intends to declare net investment income daily as a dividend to shareholders at the close of business on the day of declaration. The Fund will generally pay such dividends monthly.

The Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares of the Fund at NAV as of the ex-dividend date, unless the shareholder elects to receive dividends or distributions in cash. Such election must be made on the account application; any change in such election must be made in writing to the Fund at 1415 28th St., Suite 200, West Des Moines, Iowa 50266 and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

Distribution Arrangements

Share Classes

In this prospectus the Fund offers only one class of shares. These shares are only available to educational institutions.

                                                                                               8

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions.) Deloitte & Touche LLP audited the information in the table. Their report, along with the Fund’s financial statements and financial highlights, are included in the Fund’s annual report for fiscal year end 2010, which is available upon request, and incorporated herein by reference.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	03/31/06	03/31/07	03/31/08	03/31/09	03/31/10
Investment Activities
NAV Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Net Investment Income	0.04	0.05	0.05	0.02	0.00
Net Realized/Unrealized Gains	0.00	0.00	0.00	0.00	0.00
Total from Investment Activities	0.04	0.05	0.05	0.02	0.00
Dividends and Distributions
From Net Investment Income	(0.04)	(0.05)	(0.05)	(0.02)	(0.00)
From Net Realized Gains	0.00	0.00	0.00	0.00	0.00
Return of Capital	0.00	0.00	0.00	0.00	0.00
Dividends and Distributions	(0.04)	(0.05)	(0.05)	(0.02)	(0.00)
NAV End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return / Ratios / Supplementary Data
Total Return	3.64%	5.13%	4.58%	1.64%	0.26%
Net Assets End of Period (000 omitted)	$63,486	$107,018	$61,209	$61,107	$57,769
Expenses to Average Net Assets	0.21%	0.21%	0.24%	0.25%	0.32%
Net Investment Income to Average Net Assets	3.94%	5.01%	4.58%	1.66%	0.26%
Expenses to Average Net Assets*	0.74%	0.75%	0.75%	0.74%	0.73%
Net Investment Income (Loss) to Average Net Assets*	3.41%	4.47%	4.08%	1.17%	(0.14)%

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

9

INVESTMENT ADVISER AND ADMINISTRATOR

Miles Capital, Inc..

1415 28th St., Suite 200

West Des Moines, Iowa 50266

DISTRIBUTOR

Foreside Distribution Services, LP

3435 Stelzer Road

Columbus, Ohio 43219

LEGAL COUNSEL

Cline, Williams, Wright, Johnson & Oldfather, LLP

1900 U.S. Bank Building

233 S. 13th Street

Lincoln, Nebraska 68508

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1100 Walnut Street, Suite 3300

Kansas City, Missouri 64106

                                                                                           10

For more information about the Fund, the following documents will be available:

Annual/Semi-Annual Reports to Shareholders

Annual and Semi-Annual Reports to Shareholders contain additional information on the Fund's investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current Annual/Semi-Annual Report or the SAI by contacting the Fund:

By mail:	Institutional Money Market Fund.
1415 28th St., Suite 200
West Des Moines, Iowa 50266

By phone:	For Information and Literature: (866) 720-2995

By email:	inforequest@miles-capital.com

By internet:	www.IPASeducation.org

Or you may view or obtain these documents from the SEC:

In person:	at the SEC's Public Reference Room in Washington, D.C.

By phone:	1-202-942-8090 (For information only)

By mail:	Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-6009
(Duplicating fee required)

By email:	PUBLICINFO@SEC.GOV

By internet:	WWW.SEC.GOV

The Fund’s SEC Registration Number is 811-08910.

The Fund is only available in Iowa.

                                                                                            11

PART B

INFORMATION REQUIRED IN A STATEMENT

OF ADDITIONAL INFORMATION

INSTITUTIONAL MONEY MARKET FUND

An Investment Portfolio of the WB Capital Mutual Funds, Inc.

STATEMENT OF ADDITIONAL INFORMATION

July 29, 2010

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Institutional Money Market Fund, dated July 29, 2010, (the "Prospectus"), hereinafter referred to as the "Fund". Incorporated in this SAI by reference are the financial statements from the Fund’s Annual Report of March 31, 2010. This SAI is incorporated in its entirety into the Prospectus. You may request a free copy of the current Fund Prospectus and Annual/Semi-Annual Report by contacting the Fund:

By mail:	Institutional Money Market Fund
1415 28th St., Suite 200
West Des Moines, Iowa 50266

By phone:	For Information and Literature: 1-866-720-2995

By email:	inforequest@miles-capital.com

Fund Name	cusip
Institutional Money Market Fund	926902943

TABLE OF CONTENTS

GENERAL INFORMATION

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
Additional Information on Portfolio Instruments
Investment Restrictions

NET ASSET VALUE
Valuation of the Fund

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Information Regarding Purchases
Matters Affecting Redemption

MANAGEMENT OF THE COMPANY
Directors and Officers
Investment Adviser
Portfolio Transactions
Administrator
Distributor
Administrative Services Plan
Custodian
Transfer Agency and Fund Accounting Services
Independent Accountants
Legal Counsel

ADDITIONAL INFORMATION
Description of Shares
Shareholder Meetings
Vote of a Majority of the Outstanding Shares
Additional Tax Information
Yields
Performance Comparisons
Ethics Policy
Proxy Voting Policy
Principal Shareholders
Miscellaneous

FINANCIAL STATEMENTS
APPENDIX: Bond Ratings

                                                                                              2

GENERAL INFORMATION

The Institutional Money Market Fund. ("Fund") is a portfolio of the WB Capital Mutual Funds, Inc. ("Company"), an open-end management investment company. The Fund is diversified for the purposes of the Investment Company Act of 1940 (the "Act") and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).   Shares of the Fund may be issued in classes with differing distribution and shareholder servicing arrangements (a "Class"), although this is not authorized at this time for the Fund. Each share ("share") represents an equal proportionate interest in the Fund with other shares of the Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund, as are declared at the discretion of the Directors. Miles Capital, Inc. ( “Miles Capital”) acts as the Company's investment adviser and provides various other services to the Fund. No investment in shares of the Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

The following policies supplement the investment objective and policies of the Funds as set forth in their respective Prospectuses.

BANK OBLIGATIONS. The Fund may invest in bank obligations such as bankers' acceptances, certificates of deposit, and time deposits.

Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Fund may, subject to their respective investment objectives and policies, purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by a nationally recognized statistical rating organization (an "NRSRO"). The Fund may also invest in commercial paper that is not rated but is determined by the Adviser under guidelines established by the Company's Board of Directors, to be of comparable quality.

ILLIQUID SECURITIES. The Fund may, subject to their respective investment objectives and policies, invest up to 10 % of its net assets in illiquid securities. For purposes of this restriction, illiquid securities include restricted securities (securities the disposition of which is restricted under the federal securities laws, such as private placements), other securities without readily available market quotations (including options traded in the over-the-counter market, and interest-only and principal-only stripped mortgage-backed securities), and repurchase agreements maturing in more than seven days. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If during such a period, adverse conditions were to develop, the Fund might obtain a less favorable price than that prevailing when it decided to sell.

                                                                                                 3

The Board of Directors has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of the 10 % limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), may be considered liquid. The Board of Directors has delegated to the Adviser the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Adviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations, and (iv) other permissible relevant factors. Certain securities, such as repurchase obligations maturing in more than seven days and other securities that are not readily marketable, are currently considered illiquid.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 10 % of the value of its net assets are invested in illiquid assets, including restricted securities which are not readily marketable, the Fund will take steps as deemed advisable, if any, to protect liquidity.

VARIABLE AND FLOATING RATE SECURITIES. The Fund may, subject to their respective investment objectives and policies, acquire variable and floating rate securities, subject to the Fund's investment objective, policies and restrictions. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or similar notice at intervals of not more than one year. Securities with a demand feature exercisable over a period in excess of seven days are considered to be illiquid. (See "Illiquid Securities" above.) Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics.

Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, letters of credit or other credit support arrangements provided by banks secure such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. If not so rated, the Fund may invest in them only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations owned by the Fund.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in U.S. Government Obligations which are U.S. Treasury Bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it were not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Miles Capital believes that the credit risk with respect thereto is minimal.

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WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. The Fund will generally not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a when-issued basis, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered advantageous. The Fund will engage in when-issued delivery transactions only for the purpose of acquiring portfolio securities consistent with the Funds investment objectives and policies, not for investment leverage.

The Funds commitment to purchase when-issued securities will not exceed 25% of their total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may, subject to their respective investment objectives and policies, invest in securities issued by other investment companies (collectively these other investment companies are referred to as “Acquired Funds”). The Fund currently intends to limit its investments in Acquired Funds so that, as determined immediately after a securities purchase is made: (a) not more than 3% of the outstanding voting stock of any one Acquired Fund will be owned by any of the Funds; and (b) such Acquired Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public offering price which includes a sales load of more than one and one-half per centum. As a shareholder of an Acquired Fund, the Fund would bear, along with other shareholders, its pro rata portion of the Acquired Fund’s expenses, including advisory fees. Acquired Funds in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Such charges will be payable by the Fund and, therefore, will be borne directly by shareholders.

The Prospectus of the Fund includes disclosure in the section entitled “Fees and Expenses of the Fund” about the fees and expenses that the Fund directly and indirectly bear as a result of investing in Acquired Funds. The fees and expenses related to investments in Acquired Funds are included in the total annual fund operating expenses in this section of the Prospectus, but do not correlate to the ratio of expenses to average net assets provided in the section of the Prospectuses entitled “Financial Highlights.” The Financial Highlights section reflects only direct operating expenses of the Fund which do not include Acquired Funds fees and expenses.

REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Company's Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund

                                                                                                   5

plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund was delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Directors of the Company believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Company if presented with the question. Securities subject to repurchase agreements will be held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act. The Fund may not enter into repurchase agreements if, as a result, more than 10 % of the Fund's net asset value at the time of the transaction would be invested in the aggregate in repurchase agreements maturing in more than seven days and other securities which are not readily marketable.

REVERSE REPURCHASE AGREEMENTS. The Fund may, subject to its investment objectives and policies, borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

LIQUIDITY AND SERVICING AGREEMENTS. The Adviser’s responsibilities include the solicitation and approval of commercial banks selected as "Participating Banks" from which the Fund may purchase participation interests in short-term loans subject to Liquidity and Servicing Agreements or which may issue irrevocable letters of credit to back the demand repayment commitments of borrowers. A careful review of the financial condition and loan loss record of a prospective bank will be undertaken prior to the bank being approved to enter into a Liquidity and Servicing Agreement and, once approved, a Participating Bank's financial condition and loan loss record will be reviewed at least annually thereafter.

The principal criteria which the Adviser will consider in approving, rejecting or terminating Liquidity and Servicing Agreements with Participating Banks will include a bank's (a) ratio of capital to deposits; (b) ratio of loan charge offs to average loans outstanding; (c) ratio of loan loss reserves to net loans outstanding; and (d) ratio of capital to total assets. Ordinarily, the Adviser will recommend that a Fund not enter into or continue a Liquidity and Servicing Agreement with any bank whose ratios (as described above) are less favorable than an A1/P1 rating. The Adviser will also consider a bank's classified loan experience, historical and current earnings and growth trends, quality and liquidity of investments and stability of management and ownership. Typically, the Adviser will utilize a variety of information sources, including annual audited financial statements, unaudited interim financial statements, quarterly reports of condition and income filed with regulatory agencies and periodic examination reports (if available) and reports of federally insured banks concerning past-due loans, renegotiated loans and other loan problems.

GUARANTEED LOAN TRUSTS. The Fund may purchase FmHA Certificates from one or more guaranteed loan trusts created for the purpose of acquiring participation interests in the guaranteed portion of FmHA guaranteed loans ("FmHA Trusts"). Interest and principal payments of the FmHA Loans would accrue to the benefit of the Fund net of certain FmHA Trust fees and other fees payable to certain parties for servicing the FmHA Loans and arising out of the participation of the guaranteed portion of the FmHA Loans. Each FmHA Certificate will provide certain identifying information regarding the specific FmHA Loan acquired, including the effective rate

                                                                                                  6

and reset provision. Each FmHA Certificate will also be redeemable upon not more than five business days' written notice by the Fund to the Trustee for an amount equal to the unpaid balance of the participated portion of the FmHA Loan and accrued interest due thereon. The redemption feature of the FmHA Certificates is backed by unconditional purchase commitments between the Trustee and Participating Banks which require the banks to purchase such loans at par less a processing fee upon no more than five business days’ prior written notice. Such purchase commitments are unconditional and are operative whether the FmHA Loans are in default or experiencing difficulties. The unconditional purchase commitments by the Participating Banks are intended to provide liquidity for the FmHA Loans held by the FmHA Trust and beneficially owned by the Fund. Insofar as the unconditional commitment creates this liquidity, for purposes of Rule 2a-7 and the diversification requirements thereunder, the unconditional commitments are limited in amounts necessary to keep one Participating Bank from being obligated to purchase more than 25 % of the total assets held by the Fund (as of the date of purchase of the FmHA Certificate), and 10 % as to each additional Participating Bank.

The sole purpose of the trust arrangement is to provide a convenient structure for servicing the FmHA Loans and to eliminate the premium risk that could arise if the Fund invested directly in the FmHA Loans and prepayment were to occur. The Board of Directors believes that the arrangement presents minimal credit risk and that the arrangement is a permissible investment. For purposes of Rule 2a-7, the Fund does not consider the FmHA Loans or the certificates evidencing ownership as illiquid and considers the arrangement with the participating banks as standby unconditional put commitments.

FmHA guaranteed loans are originated by financial institutions, mostly commercial banks, as a direct loan to the borrower. The FmHA guaranteed loans acquired by the Fund will all have variable rates of interest which will reset no less frequently than semi-annually and upon the adjustment of the interest rate the value of the securities will be approximately equal to par. The FmHA, a division of the U.S. Department of Agriculture, is an independent agency of the United States Government and has the authority to grant the United States Government's full faith and credit guarantee on loans originated by commercial lenders. Through the Rural Development Act of 1972, the FmHA guaranteed loan program was enacted by Congress to help meet the financing needs of small businesses, farms and community facilities in rural areas. Guarantees are issued on loans obtained by those persons who meet FmHA criteria. Typically borrowers eligible for FmHA loans face a degree of financial stress which prevents them from qualifying for non-guaranteed credit based on the standards of commercial lenders. The lender submits applications for loan guarantees to the local FmHA county officer for approval. Local officials review the application to determine whether the borrower, lender and proposed loan meet program requirements. Loan terms are negotiated with the lender and the borrowers, but the terms must fall within FmHA guidelines. The FmHA will guarantee up to 90 % of the total loan depending upon the loan's soundness. Under the FmHA Loan program, the guaranteed portion of FmHA loans may be participated, sold by the originating bank and traded in the secondary market. The Fund will only invest in the guaranteed portions of FmHA Loans that are so participated. While the most current government figures indicate the outstanding balance on guaranteed loans to be over $4 billion, it is estimated that approximately 20 % of the total outstanding balance of guaranteed loans have actually been participated in the secondary market.

The FmHA guaranty guarantees the repayment of principal and interest unconditionally and accrues to the benefit of the person owning the participated portion of the guaranteed FmHA loan. When the FmHA loans are sold the guaranty is assigned to the purchaser and is unconditional and irrevocable. All FmHA loans purchased by the Trust will be valued by the Fund at par.

The trustee will communicate to the Fund's Investment Adviser the status of loan payments and delinquencies. In addition, Participating Banks, subject to the unconditional commitments to purchase the participated FmHA Loans, will be subject to on-going credit review by the Fund's Investment Adviser. To the extent that any of the banks deteriorate in credit quality from the standard set by regional banks with the highest credit ratings by NRSRO's, the Investment Adviser will take action to replace such banks with another bank with an appropriate credit rating or, if unrated, with a comparable credit quality based on the Investment Adviser's analysis.

Investment Restrictions

The following are fundamental investment restrictions of the Fund, which may not be changed without a shareholder vote. Under these restrictions the Fund may not:

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1.	Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

2.	Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund;

3.	Purchase or sell real estate;

4.

Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding; and

5.	Make loans, except that the Fund may purchase or hold debt securities, lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

The Fund may not:

1.

Pursuant to Rule 2a-7, invest more than 25 % of its total assets in loan participations purchased from, loans backed by letters of credit issued by, or guaranteed by, one Participating Bank and 10 % for each Participating Bank thereafter (determined as of the date of purchase);

2.	Invest with a view to exercising control or influencing management;

3.

Invest more than 10 % of the value of its total assets in securities of other investment companies, except in connection with a merger, acquisition, consolidation or reorganization, subject to Section 12(d) (1) of the Investment Company Act of 1940;

4.	Purchase any securities on margin, except for the clearing of occasional purchases or sales of portfolio securities;

5.

Make short sales of securities or maintain a short position or write purchase or sell puts (excluding repayment and guarantee arrangements on loan participations purchased from Participating Banks), calls,    straddles, spreads or combinations thereof;

6.

Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned by the Fund except as may be necessary in connection with borrowings outlined in (8) below and then securities mortgaged, hypothecated or pledged may not exceed 5 % of the Funds' total assets taken at market value;

7.

Purchase loan participations other than from banks which have entered into a Liquidity and Servicing Agreement and which have a record, together with predecessors, of at least five years of continuous operation;

8.

Enter into repurchase agreements if, as a result thereof, more than 5 % of the Fund's total assets (taken at market value at the time of such investment) would be subject to repurchase agreements maturing in more than seven calendar days; and

9.

Purchase loan participations from any Participating Bank if 5 % or more of the securities of such Bank are owned by the Adviser or by directors and officers of the Fund or the Adviser, or if any director or officer of the Fund or the Adviser owns more than 0.5 % of the voting securities of such Participating Bank.

10.	Make loans to other persons, provided the Fund may make investments and enter into repurchase agreements;

11.

Borrow money, except to meet extraordinary or emergency needs for funds, and then only from banks in amounts not exceeding 10 % of its total assets, nor purchase securities at any time borrowings exceed   5 % of its total assets;

12.	Issue senior securities or concentrate its investments in any one industry.

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The Fund has also adopted the following fundamental investment restrictions. The Fund may not:

1.	Invest more than 80 % of its total assets in loans and loan participations purchased from Participating Banks and FmHA Certificates;

2.

Invest in securities with legal or contractual restrictions on resale (except for repurchase agreements, loans, loan participations purchased from Participating Banks and FmHA Certificates) or for which no ready market exists;

The following additional investment restrictions are not fundamental and may be changed with respect to a particular Fund without the vote of a majority of the outstanding shares of the Fund. The Fund may not:

1.

Enter into repurchase agreements with maturities in excess of seven days if such investments, together with other instruments in that Fund that are not readily marketable or are otherwise illiquid, exceed 10 % of that Fund's net assets.

2.	Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

3.	Purchase participation or direct interests in oil, gas or other mineral exploration or development programs;

4.

Purchase securities from another investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) a Fund may invest in shares of other investment companies, including other Funds for which the Adviser acts as adviser subject to such restrictions as may be imposed by the 1940 Act or any state laws;

5.	Invest more than 5 % of total assets in puts, calls, straddles, spreads or any combination thereof; and

If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

VALUATION OF THE FUND

The Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if they sold the instrument. The value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the Fund will among other things maintain a dollar-weighted average portfolio maturity appropriate to the Fund's objective of maintaining a stable net asset value per share, provided that the Fund will not purchase securities with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 60 days. The Company's Board of Directors has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Fund, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Directors, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of the Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Directors promptly considers what action, if any, should be initiated. If the Directors believe that the extent of any deviation from the Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

INFORMATION REGARDING PURCHASES

Shares in the Fund are sold on a continuous basis by the "Distributor" which has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing shares directly from the Distributor, shares may be purchased, in accordance with procedures established by the Distributor, through broker/dealers, banks, investment advisory firms and other financial institutions ("Participating Organizations").

Purchases of shares in the Fund will be effected only on a Business Day (A "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading or the Federal Reserve Bank of Chicago is open. Currently, either the NYSE or Federal Reserve Bank of Chicago are closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day). All purchases must be in U.S. Dollars, initial purchase checks must be drawn on an account of the applicant, third party and credit card convenience checks are not accepted, a fee is charged for checks that do not clear, the Funds will not accept a P.O. Box as a primary address, the Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interests of the Fund and its shareholders.

Upon receipt by the Distributor of an order to purchase shares, shares of the Fund are purchased at the next determined net asset value per share (see "NET ASSET VALUE"), which normally will be at $1.00 per share. An order to purchase shares of any of the Fund will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Funds' custodian for investment. Federal funds are monies credited to a bank's account with a Federal Reserve Bank. Payment for an order to purchase shares of the Fund which is transmitted by federal funds wire will be available the same day for investment by the Funds custodian, if received prior to 3:00 p.m. Central Standard Time that day. Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Fund strongly recommends that investors of substantial amounts use federal funds to purchase shares.

An order received prior to a Valuation Time on any Business Day for the Fund will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day. Shares purchased before 11:00 a.m., Central Standard Time, begin earning dividends on the same Business Day. Shares purchased after 11:00 a.m., Central Standard Time, begin earning dividends on the next Business Day. All Shares of the Fund continue to earn dividends through the day before their redemption.

Every shareholder of record will receive a confirmation of each transaction in their account, which will also show the total number of shares of the Fund owned by the shareholder. Sending confirmations for purchases and redemptions of shares held by a Participating Organization on behalf of its Customer will be the responsibility of the Participating Organization. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of the Fund will not be issued.

Shares of the Fund sold to the Participating Organizations acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the Participating Organizations. With respect to shares sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof by the Fund's custodian within the settlement requirements defined in the Securities Exchange Act of 1934. If payment is not received within the prescribed time periods or a check timely received does not clear, the purchase will be canceled and the investor could be liable for any losses or fees incurred. Any questions regarding current settlement requirements or electronic payment instructions should be directed to the Funds at 1-866-720-2995.

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Participating Organizations provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. They may arrange with their clients for other investment or administrative services. Such Participating Organizations may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's yield or return. Participating Organizations may also hold Fund Shares positions in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Participating Organizations. In the alternative, a Participating Organization may elect to establish its customers' accounts of record with the transfer agent for the Funds. Participating Organizations may aggregate their customers' purchases to satisfy the required minimums. Some of the Participating Organizations may receive compensation from the Fund's Shareholder Service Agent for recordkeeping and other expenses related to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of Shares or the reinvestment of dividends may not be available through such Participating Organizations. Some Participating Organizations may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The Prospectus should be read in connection with such Participating Organizations' material regarding their fees and services. Shareholders should also consider that certain Participating Organizations might offer services that may not be available directly from the Fund.

Depending upon the terms of the particular Customer account, a Participating Organization may charge a Customer account fees for services provided in connection with investments in a Fund. Information concerning these services and any charges will be provided by the Participating Organization. The Prospectus should be read in conjunction with any such information so received from a Participating Organization.

The Distributor, at its expense, with voluntary assistance from the Adviser in its sole discretion, may also provide other compensation to broker/dealers that are Participating Organizations ("Dealers") in connection with sales of shares of the Fund. Compensation may include financial assistance to Dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and other Dealer-sponsored special events. In some instances, this compensation may be made available only to certain Dealers whose representatives have sold or are expected to sell a significant amount of shares. Compensation will also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at exotic locations; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

MATTERS AFFECTING REDEMPTION

To the greatest extent possible, the Company will attempt to honor requests from shareholders for (a) same-day payments upon redemption of the Fund shares if the request for redemption is received by the Distributor before 11:00 a.m. Central Standard Time on a Business Day or, if the request for redemption is received after 11:00 a.m. Central Standard Time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to the Fund or the shareholders of the Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

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All or part of a Customer's shares may be required to be redeemed in accordance with instructions and limitations pertaining to its account held by a Bank. For example, if a Customer has agreed to maintain a minimum balance in its account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem all or part of the Customer's Shares to the extent necessary to maintain the required minimum balance. There may be no notice period affording Shareholders an opportunity to increase the account balance in order to avoid an involuntary redemption under these circumstances.

The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall only include members of STAMP (Securities Transfer Agents Medallion Program), MSP (New York Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature if it believes that transaction would otherwise be improper. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about the procedures, contact the Fund.

For wire redemption, the then-current wire redemption charge may be deducted from the proceeds. This charge, if applied, will vary depending on the receiving institution’s charge for a wire redemption. Ordinarily, it is not necessary for Shareholders to confirm telephone redemption requests in writing.

If the Company receives a redemption order but a shareholder has not clearly indicated the amount of money or number of shares involved, the Company cannot execute the order. In such cases, the Company will request the missing information and process the order on the day such information is received.

The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension for the protection of security holders of the Company, or (d) the Commission has determined that an emergency exists as a result of which (i) disposal by the Company of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Company to determine the fair value of its net assets.

The Company may redeem shares of each of the Funds involuntarily if redemption appears appropriate in light of the Company's responsibilities under the 1940 Act.

MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

Overall responsibility for management of the Company rests with its Board of Directors, which is elected by the shareholders of the Company. The Directors elect the officers of the Company to supervise actively its day-to-day operations. One of the members of the Board of Directors, David W. Miles, is an interested person of the Fund.

The Board of Directors meets quarterly and has established standing committees to address certain review and approval obligations of the Board in connection with the quarterly board meetings and the Fund’s annual meeting. The Board has established Audit, Contracts, and Administration committees.

During the last fiscal year, the Audit Committee met two times. The Audit Committee operates under a charter adopted by it, which is reviewed and approved annually by the committee. The Audit Committee is comprised solely of non-interested directors consisting presently of Debra Jones, and Steven Zumbach. Debra Jones is the named Audit Committee Financial Expert. The Audit Committee’s purpose and function is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee also oversees the quality and objectivity of the independent audit and the Fund’s financial statements. The Audit Committee further recommends the selection, retention, or termination of the independent auditors and meets with the Fund’s independent auditors from time to time as they or it may require to review the arrangements for and scope of the annual audit, and to discuss any matters of concern relating to the audit and/or with respect to the Fund’s internal accounting controls and management responses.

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The Contracts Committee met one time in the last fiscal year. The purpose and function of the Contracts Committee is to review and recommend approval of the various contracts the Fund enters into with its service providers, including but not limited to the investment advisory agreement, the underwriting and distribution agreement, and the custodian agreement among others. The members of the Contracts Committee include Steve Zumbach and Debra Jones.

The Administration Committee met one time in the last fiscal year. The Administration Committee’s purpose and function is to make nominations for independent directors and in connection therewith to evaluate candidate qualifications and establish their independence from the Fund’s manager and principal service providers. The Administration Committee has not determined whether it will accept nominations from shareholders to fill vacancies on the Board due to resignation, death or an increase in the size of the Board. The Administration Committee further periodically reviews board governance practices, board evaluations and makes recommendations on any changes to these practices and/or the by-laws. The Administration Committee also periodically reviews the composition of the Board of Directors to determine whether or not it may be appropriate to expand the Board. Finally the Administration Committee periodically reviews Director compensation and recommends changes to such compensation to the independent directors as a group. The Administration Committee also monitors the performance of legal counsel. The Administration Committee is currently comprised of Steven Zumbach and Debra Jones.

Directors and Officers, respectively, together with information as to their principal business occupations during the last five years, service on other publicly traded boards or registered investment company boards, and other information are shown below. The address for each of the Directors and Officers is: 1415 28th Street, Suite 200 West Des Moines, IA 50266

Name, Contact, Address and Age	Position held with Fund	Length of Time Served	Principal Occupations During Past Five Years	Portfolios Overseen By Director	Outside Directorships
Independent Directors:

Debra Jones Age 49	Director	Since 1998	President, Vodaci Technologies from 2000 to present,	1	None

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Steven Zumbach Age 60	Chair, Director	Since 1998	Attorney, Belin, Lamson, McCormick, Zumbach, and Flynn from 1977 to present	1	None

Interested Director and Officer:
David Miles Age 53	Director, President	Since 2010	President and CEO, Miles Capital, 2009 to present. Miles Group 2007-2009. Countryside Renewable Energy 2006-2007. Principal Management 2005-2006.	1	None

Officers:
Amy Mitchell Age 41	Treasurer/ Secretary	Since 1998	Director of Fund Administration, Miles Capital, 1990 to present	N/A	N/A
Vera Lichtenberger Age 58	Chief Compliance Officer	Since 2004	CCO, Miles Capital 2004 to present	N/A	N/A

Directors and Officers of the Fund who are officers, directors, employees, or stockholders of the adviser and its parent or affiliates do not receive any remuneration from the Fund for serving as Directors or Officers. Those Directors of the Funds who are not so affiliated with the Adviser receive an annual retainer fee, $6000 per year. This is a decrease from prior years, when there were more portfolios in the fund family.

COMPENSATION TABLE

Aggregate Compensation
Name of Person	Position	From Registrant in 2010
Bill Howard	Director	$16,050
Debra Jones	Director	$17,500
Fred Lorber	Director	$17,500
Ed Stanek	Director	$17,000
Steven Zumbach	Chairman & Lead Director	$19,500

The Funds do not have a pension or retirement plan.

None of the Directors owned any shares of the Fund as of December 31, 2009.

INVESTMENT ADVISER

Investment advisory services are provided by Miles Capital, Inc. at the fund address in West Des Moines, Iowa, pursuant to an Investment Advisory Agreement (the "Investment Advisory Agreement"). Miles Capital, Inc. is owned by David W. Miles.

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Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services for the Funds. For the services provided pursuant to the Investment Advisory Agreement, the Fund pays the Advisor a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net assets of the Fund, 0.35%. The Adviser may periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends.

The total investment advisory fees recorded for the Fund for the fiscal year ended March 31, 2010 were $326,548.

The total investment advisory fees waived for the Fund for the fiscal year ended March 31, 2010 were $198,189.

The total investment advisory fees recorded by the Fund for the fiscal year ended March 31, 2009 were $239,263.

The total investment advisory fees waived for the Fund for the fiscal year ended March 31, 2009 were $189,125.

The total investment advisory fees recorded by the Fund for the fiscal year ended March 31, 2008 were $282,834.

The total investment advisory fees waived for the Fund for the fiscal year ended March 31, 2008 were $209,037.

Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to the Fund and from year to year, if such continuance is approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding shares of the Fund, and a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Directors, by vote of a majority of the outstanding shares of the Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that Miles Capital shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or negligence on the part of Miles Capital in the performance of its duties, or from reckless disregard by Miles Capital of its duties and obligations thereunder.

Portfolio Management

The fixed income team consists of Laurie Mardis, Doug Earney, Dave Albright and John Osier. Laurie Mardis is the lead member of the fixed income team for the Fund.

Laurie Mardis, CFA, serves as the Fixed Income Director and has been with Miles Capital since 2001. She worked at Wells Fargo from 1996-2001. Laurie has her BSBA and MBA degrees from Drake University.

Doug Earney, CFA, has been a Fixed Income Senior Portfolio Manager since October, 2009. He worked at the Principal Financial Group from 2000-2009. Doug has his BA from and an MBA from the University of Chicago.

Dave Albright, CFA, has been a Fixed Income Senior Analyst since October, 2009. He worked at the Principal Financial Group from 1991-2009. Dave has a BA and an MBA from the University of Wisconsin.

John Osier, CFA, has been a Fixed Income Research Analyst with Miles Capital since 2006. Prior to that he worked for. Oppenheimer Funds Inc. from 2001-2006. John has a BS degree from Iowa State University, and has nearly completed him MBA at the University of Iowa.

The fixed income team advises several other public fund accounts with money market portfolios or direct fixed term asset investments. In the event of a conflict between accounts (such as limited securities for investment), the investment policy of M Capital outlines the procedural steps the managers should follow (such as the allocation of opportunities).

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The Portfolio

PORTFOLIO HOLDINGS DISCOSURE

IMMF portfolio holdings are disclosed regularly on the IPASeducation.org website. Disclosures of portfolio holdings for the Fund are available upon request as well as at SEC.gov.

PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreement, Miles Capital determines, subject to the general supervision of the Board of Directors of the Company and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute the Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

Investment decisions for the Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser. Any such other Fund, investment company or account may also invest in the same securities as the Company on behalf of the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution.

ADMINISTRATOR

The Adviser also serves as administrator (the "Administrator") to the Fund pursuant to a Management and Administration Agreement (the "Administration Agreement"). The Administrator assists in supervising all operations of the Fund (other than those performed by the Adviser under the Investment Advisory Agreement, by the Custodian under the Custodian Agreement, by the Transfer Agent under the Transfer Agency Agreement and by the Fund Accountant under the Fund Accounting Agreement.)

Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' Custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Funds with the Fund's preparation of its Annual and Semi-Annual Reports to shareholders and its Registration Statement; compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assists in all aspects of the Funds operations other than those performed by the Adviser under the Investment Advisory Agreement, by the Custodian under the Custodian Agreement, by the Distributor under the Distribution Agreement, by the Transfer Agent under the Transfer Agency Agreement and by the Fund Accountant under the Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

The Administrator receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, equal to the lesser of (1) a fee calculated daily and paid periodically, at the annual rate equal to 0.21% of the average daily net assets of the Fund or (2) such other fee as may be agreed upon in writing by the Company and the Administrator. The Administrator may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.

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The Administration Agreement shall be renewed automatically for successive terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable on not less than 60 days' notice by the Company's Board of Directors or by the Administrator.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any of the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

DISTRIBUTOR

Foreside Distribution Services, LP serves as distributor to the Funds pursuant to the Distribution Agreement (the "Distribution Agreement"). The Distributor continually distributes shares of the Fund on a best effort basis. The Distributor has no obligation to sell any specific quantity of Fund shares.

Unless otherwise terminated, the Distribution Agreement will continue if such continuance is approved at least annually (i) by the Company's Board of Directors or by the vote of a majority of the outstanding shares of the Funds and (ii) by the vote of a majority of the Directors of the Company who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. The current Distribution Agreement is terminable by either party on 60 day notice, and is dated March 31, 2009, with renewal and termination as provided therein.

The Fund is not sold subject to commissions and the Distributor received no commissions for the fiscal years ended March 31, 2010, March 31, 2009, and March 31, 2008.

The Company has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which the Funds are authorized to pay the Distributor for payments it makes to Participating Organizations.

As authorized by the Plan, the Distributor will enter into Shareholder Agreements with Participating Organizations, pursuant to which the Participating Organization agrees to provide certain administrative and shareholder support services in connection with shares of a Fund purchased and held by the Participating Organization for the accounts of its Customers and shares of a Fund purchased and held by Customers of the Participating Organization, including, but not limited to, processing automatic investments of Participating Organization's Customer account cash balances in shares of a Fund and establishing and maintaining the systems, accounts and records necessary to accomplish this service, establishing and maintaining Customer accounts and records, processing purchase and redemption transactions for Customers, answering routine Customer questions concerning the Funds and providing such office space, equipment, telephone facilities and personnel as is necessary and appropriate to accomplish such matters. In consideration of such services, the Participating Organization may receive a monthly fee, computed at an annual rate of the average aggregate net asset value of the shares of the Fund held during the period in Customer accounts for which the Participating Organization has provided services under this Agreement. The Distributor will be compensated by a Fund up to the amount of any payments it makes to Participating Organization under the Rule 12b-1 Agreement. The maximum fee is 0.25%. Currently, no such fees are being paid. However, the Adviser may in its sole discretion make payments to third parties up to the maximum fee approved by the Plan without further notice to shareholders and at no cost to the Company.

As required by Rule 12b-1, the Plan was initially approved by the shareholders of the Fund and by the Board of Directors, including a majority of the Directors who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Directors"). The Plan may be terminated with respect to the Fund by vote of a majority of the Independent Directors, or by vote of a majority of the outstanding shares of the Fund. The Directors review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Directors including a majority of the Independent Directors, cast in person at a meeting called for that purpose. However, any change in the Plan that would materially increase the distribution cost to a Fund requires shareholder approval. For so long as the Plan is in effect, selection and nomination of the Independent Directors shall be committed to the discretion of such disinterested persons.

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All agreements with any person relating to the implementation of the Plan may be terminated, with respect to the Fund, at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding shares of the Fund. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Directors, and (ii) by the vote of a majority of the entire Board of Directors cast in person at a meeting called for that purpose. The Board of Directors has a duty to request and evaluate such information as may be reasonably necessary for it to make an informed determination of whether the Plan should be implemented or continued. In addition, the Directors in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.

The Board of Directors of the Company believes that the Plan is in the best interests of the Fund since it encourages Fund growth. As the Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

For the fiscal year ended March 31, 2010, no distribution fees were authorized for the Fund.

ADMINISTRATIVE SERVICES PLAN

The Company has adopted an Administrative Services Plan (the "Services Plan") pursuant to which the Fund is authorized to pay compensation to banks and other financial institutions (each a "Participating Organization"), which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of shares of the Fund. In consideration for such services, a Participating Organization receives a fee from the Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net asset value of shares of the Fund owned beneficially or of record by such Participating Organization's customers for whom the Participating Organization provides such services.

The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Participating Organizations receiving such compensation to perform certain ministerial, recordkeeping and/or administrative support services with respect to the beneficial or record owners of shares of the Funds, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the shares of the Fund, providing sub-accounting with respect to shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in shares of the Fund pursuant to specific or pre-authorized instructions.

As authorized by the Services Plan, the Company may enter into Servicing Agreements with Participating Organizations pursuant to which the Participating Organizations agree to provide certain administrative support services in connection with shares of the Funds owned of record or beneficially by its customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers, (ii) providing periodic statements to its customers showing their positions in the shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the Adviser; (v) providing sub-accounting with respect to the shares beneficially owned by the Participating Organization's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Company, on behalf of the Fund, has agreed to pay each Participating Organization a monthly fee, computed at an annual rate of 0.25% of the average aggregate net asset value of shares of the Fund held during the period by customers for whom the Participating Organization has provided services under the Servicing Agreement.

The Company presently pays no servicing fees on shares of the Fund or the Prospectus, although it may begin to do so at any time with notice to shareholders. The Adviser may supplement the Servicing Fees paid by the Company to the Participating Organization up to the maximum fee approved by the Services Plan without further notice to shareholders and at no cost to the Fund.

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The Adviser may enter into administration agreements with retirement plan administrators or other entities which provide account services, and may pay for such services, at no expense to the Funds.

For the fiscal year ended March 31, 2010, no distribution fees were authorized for the Fund.

CUSTODIAN

U.S. Bank, N A serves as custodian for the Funds (the "Custodian") pursuant to the Custodian Agreement between the Company and the Custodian (the "Custodian Agreement"). The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on each Fund's investments. In consideration of such services, each of the Funds pays the Custodian an annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

Unless sooner terminated, the Custodian Agreement will continue in effect until terminated by either party upon 90 days' advance written notice to the other party.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

The Adviser also serves as the Funds transfer agent (the "Transfer Agent") pursuant to a Transfer Agency Agreement. Pursuant to the Agreement, the Transfer Agent, among other things, performs the following services in connection with each of the Funds shareholders of record: maintenance of shareholder records for the Fund's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Fund on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record and out-of-pocket expenses.

In addition, the Adviser provides certain fund accounting services to the Fund pursuant to a Fund Accounting Agreement. The Adviser receives a fee from the Fund for such services equal to a fee computed daily and paid periodically at an annual rate of 0.03% of that Fund's average daily net assets. Under such Agreement, the Adviser maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per Share, calculation of the dividend and capital gains distributions, if any, and of yield, reconciliation of cash movements with the Custodian, affirmation to the Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 1100 Walnut Street, Suite 3300, Kansas City, Missouri 64106, were the Independent Registered Public Accounting Firm for the Company for the fiscal year ended March 31, 2010. Deloitte & Touche LLP performed an annual audit of the Funds' financial statements and provided other services related to filings with respect to securities regulations. Reports of their activities have been provided to the Company's Board of Directors.

LEGAL COUNSEL

Cline, Williams, Wright, Johnson & Oldfather, LLP 1900 U.S. Bank Building, 233 S. 13th Street, Lincoln, Nebraska 68508, is counsel to the Company.

19

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

The Company is a Maryland corporation, organized on November 16, 1994. The Company's Articles of Incorporation and all amendments are on file with the State Department of Assessments and Taxation of Maryland. The Articles of Incorporation authorize the Board of Directors to issue 100,000,000,000 shares, with a par value of $0.001 per share. The Company may consist of several funds organized as separate series of shares. Some series may further divided presently in up to four additional "classes" of shares that bear different class level fees. Additional series and additional classes of a series may be authorized in the future. At present, only the Fund is being offered and no separate classes have been authorized. The establishment of classes of shares was approved by the Board of Directors under the provisions of a plan adopted pursuant to Rule 18f-3, which Plan sets forth the basis for allocating certain expenses among the classes of the Company's shares. Under Rule 18f-3 and the Plan, the Company is permitted to establish separate classes that allow for different arrangement for shareholder services, distribution of shares and other services and to pay different “class” expenses.

The consideration received by the Company upon the issuance or sale of shares of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Company not readily identified as belonging to a particular Fund that are allocated to the Fund by the Company's Board of Directors, subject only to the rights of creditors of the Fund, constitute the underlying assets of such Fund. The underlying assets of each Fund are segregated on the Company’s books of account, and are charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Company. Determinations by the Board of Directors of the Company as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a Fund are made in any manner the Board of Directors deems fair and equitable and are conclusive for all purposes.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in this SAI, the shares will be fully paid and nonassessable. In the event of a liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution of any general assets not belonging to any particular Fund which are available for distribution. All shares are held in uncertificated form and will be evidenced by the appropriate notation on the books of the Transfer Agent. The Company’s Articles of Incorporation authorize the Board of Directors to terminate a Fund or any class by notice to shareholders without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. Approval of changes to the Rule 12b-1 Plan applicable to a fund, or to a class of shares of a fund would only be effectively acted upon with respect to the fund or to a class of shares of a fund, if approved by a majority of the outstanding shares of such fund or class of shares. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Directors may be effectively acted upon by shareholders of the Company voting without regard to series or classes.

SHAREHOLDER MEETINGS

The Maryland General Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate Bylaw provisions and generally will not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.

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There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders at which time the Directors then in office will call a shareholders' meeting for the election of Directors. The Maryland General Corporation Law also contains procedures for removal of Directors by shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

Upon the written request of the holders of shares entitled to not less than 10 % of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. Whenever 10 or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1 % of the total outstanding shares, whichever is less, shall apply to the Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders of record; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender or the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held, and will vote in the aggregate and not by series or class except as otherwise expressly required by the Articles of Incorporation or applicable law. For example, shareholders of a Fund will vote in the aggregate with other shareholders of the Company with respect to the election of Directors and ratification of the selection of independent accountants. However, shareholders of a particular fund will vote as a fund, and not in the aggregate with other shareholders of the Company, for purposes of approval of that Fund's Investment Advisory Agreement, Plan and Services Plan.

As used in the Prospectus and the SAI, a "vote of a majority of the outstanding shares" of a Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of that fund present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of that fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of that Fund.

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ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, and gains from the sale of securities, invest in securities within certain statutory limits, and distribute at least 90% of its net income each taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. There are tax uncertainties with respect to whether increasing rate securities will be treated as having an original issue discount. If it is determined that the increasing rate securities have original issue discount, a holder will be required to include as income in each taxable year, in addition to interest paid on the security for that year, an amount equal to the sum of the daily portions of original issue discount for each day during the taxable year that such holder holds the security. There may be tax uncertainties with respect to whether an extension of maturity on an increasing rate note will be treated as a taxable exchange. In the event it is determined that an extension of maturity is a taxable exchange, a holder will recognize a taxable gain or loss, which will be a short-term capital gain or loss if the holder holds the security as a capital asset, to the extent that the value of the security with an extended maturity differs from the adjusted basis of the security deemed exchanged therefor.

FOREIGN TAXES. Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject. However, if a Fund invests in the stock of certain foreign corporations that constitute a Passive Foreign Investment Company ("PFIC"), then federal income taxes may be imposed on a Fund upon disposition of PFIC investments.

SHAREHOLDERS' TAX STATUS. Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Fund if the Fund was a regular corporation, and to the extent designated by the Fund as so qualifying. These dividends and any short-term capital gains are taxable as ordinary income.

CAPITAL GAINS. Capital gains, when experienced by the Fund, could result in an increase in dividends. Capital losses could result in a decrease in dividends. When the Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

BACKUP WITHHOLDING. The Fund may be required to withhold U.S. federal income tax at the rate of 29% of all reportable dividends (which does not include exempt-interest dividends) and capital gain distributions (as well as redemptions for the Fund) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

YIELDS AND TOTAL RETURNS OF THE MONEY MARKET FUNDS

The "current yield” of the Fund for a seven-day period (the "base period") will be computed by determining the net change in value (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one %. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in Fund shares at the same rate as net income is earned for the base period.

The current yield and effective yield of the Fund will vary in response to fluctuations in interest rates and in the expenses of the Funds. For comparative purposes the current and effective yields should be compared to current and

                                                                                                   22

effective yields offered by competing financial institutions for the same base period and calculated by the methods described on the next page.

PERFORMANCE COMPARISONS

Investors may judge the performance of the Fund by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, or Ibbotson Associates, Inc. Comparisons may also be made to indices or data published in iMoneyNet, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, and U.S.A. Today. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders. The Fund may also include in advertisements and reports to shareholders information comparing the performance of Miles Capital or its predecessors to other investment advisers; such comparisons may be published by or included in Nelsons Directory of Investment Managers, Roger's, Casey/PIPER Manager Database or CDA/Cadence.

Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, the Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of the Fund's quality, composition and maturity, as well as expenses allocated to the Fund. Fees imposed upon Customer accounts by financial intermediaries for cash management services will reduce a Fund's effective yield to Customers.

From time to time, the Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

ETHICS POLICY

The Company, the Adviser, and Foreside Distribution Services, LP have adopted codes of ethics under Rule 17j-1 under the Investment Company Act of 1940. These codes of ethics permit personnel of the Company, Investment Adviser and Principal Underwriter and other persons (“covered persons”) to invest in securities, including securities that may be purchased or held by the Fund, subject to certain conditions and reporting obligations by such covered persons.

PROXY VOTING POLICY

The Company investments are not the type for which proxy voting generally applies. In the event that the Fund receives a proxy, the Company has delegated proxy-voting decisions on securities held in the Fund to the Adviser. The Adviser has a proxy voting policy which is approved by the Board of Directors.

If the Adviser determines that voting a particular proxy would create a material conflict of interest between its interest or the interests of any of its affiliated parties and the interests of the Company and the Fund, the Adviser will either (i) disclose such conflict of interest to the Board of Directors and obtain their consent before voting the proxy; or (ii) vote such proxy based upon the recommendations of an independent third party such as a proxy voting service.

Information on how the Fund voted proxies relating to portfolio securities during each prior 12-month period ended June 30th is filed with the SEC on Form N-PX. Form N-PX is available: (1) without charge, upon request by calling the Fund at 1-866-720-2995; and (2) on the SEC's website at http://www.sec.gov.

                                                                                               23

PRINCIPAL SHAREHOLDERS

As of March 31, 2010, the following persons owned 5 % or more of the outstanding shares of the Funds indicated:

Institutional Money Market Fund

Share
Name	Amount	% Ownership

Waukee Community School District	19,068,748	33%
Iowa City Community School District	13,386,224	23%
Louisa-Muscatine CSD	6,269,093	11%
Johnston Community School District	6,159,168	11%
Ames Community Schools	5,646,937	10%
Bankers Trust as Trustee for Waukee CSD	2,842,885	5%

As of the date hereof, none of the Officers or Directors beneficially owned more than 1 % of the shares of common stock of the Fund or class thereof.

MISCELLANEOUS

The Fund may include information in its Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends, (2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for a fund within the Company or (4) describes investment management strategies for such funds. Such information is provided to inform shareholders of the activities of the Fund for the most recent fiscal year or half-year and to provide the views of the Adviser or Company officers regarding expected trends and strategies.

Individual Directors are elected by the shareholders and serve for a term lasting until the next meeting of shareholders at which Directors are elected. Such meetings are not required to be held at any specific intervals. Shareholders owning not less than 10% of the outstanding shares of the Company entitled to vote may cause the Directors to call a special meeting, including for the purpose of considering the removal of one or more Directors. Any Director may be removed at any meeting of shareholders by vote of a majority of the Company's outstanding shares. The Company will assist shareholder communications to the extent required by Section 16(c) of the 1940 Act in the event that a shareholder request to hold a special meeting is made.

The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

FINANCIAL STATEMENTS

The financial statements and financial highlights of the Fund for the year ended March 31, 2010, have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, as set forth in their report thereon, which is included in the Annual Report as of March 31, 2010, which is incorporated by reference herein in reliance upon such report given by the authority of such firm as experts in accounting and auditing.

Incorporated by reference are the financial statements from the Fund’s Annual Report of March 31, 2010:

1. Schedules of Portfolio Investments, March 31, 2010;

2. Statements of Assets and Liabilities, March 31, 2010;

3. Statements of Operations for Year Ended March 31, 2010;

4. Statements of Changes in Net Assets for the Years Ended March 31, 2010 and March 31, 2009;

5. Notes to Financial Statements;

                                                                                                  24

6. Financial Highlights for each of the periods presented; and

7. Report of Independent Registered Public Accounting Firm dated May 26, 2010.

                                                                                                25

APPENDIX

BOND RATINGS

STANDARD & POOR'S BOND RATINGS

A Standard & Poor's corporate rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

"AAA" Bonds have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Bonds have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degrees.

"A" Bonds have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" Bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

"BB", "B", "CCC", "CC" and "C" Bonds are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, large uncertainties or major risk exposures to adverse conditions outweigh these. A "C" rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating. It may also be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY'S BOND RATINGS

"Aaa" Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

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"Aa" Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what is generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protection elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa" Bonds are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" Bonds are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

"B" Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Bonds represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICES, INC. BOND RATINGS

The Fitch Bond Rating provides a guide to investors in determining the investment risk associated with a particular security. The rating represents its assessment of the issuer's ability to meet the obligations of a specific debt issue. Fitch bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength and credit quality of the issuer.

Bonds, which have the same rating, are of similar but not necessarily identical investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

In assessing credit risk, Fitch Investors Services relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.

Ratings may be changed, withdrawn or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstances that Fitch considers to have a material effect on the credit of the obligor.

"AAA" rated Bonds are considered to be investment grade and of the highest credit quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

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"AA" rated Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for "AAA" rated securities or more subject to possible change over the term of the issue.

"A" rated Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB" rated Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

"BB" rated bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

"B" rated Bonds are considered highly speculative. Bonds in this class are highly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

"CCC" rated Bonds may have certain identifiable characteristics which, if not remedied, could lead to the possibility of default in either principal or interest payments.

"CC" rated Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

"C" rated Bonds are in actual or imminent default in payment of interest or principal.

DUFF & PHELPS, INC. LONG-TERM RATINGS

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors that may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination. Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors, including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints. The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

Scale Definition

AAA	Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
AA+	High credit quality. Protection factors are strong. Risk is modest, but may vary slightly
AA	from time to time because of economic conditions.

AA-

A+	Protection factors are average but adequate. However, risk factors are more variable
A	and greater in periods of economic stress.

A-

BBB+	Below average protection factors but still considered sufficient for prudent investment.
BBB	Considerable variability in risk during economic cycles.

BBB-

BB+	Below investment grade but deemed likely to meet obligations when due. Present or

BB           prospective financial protection factors fluctuate according to industry conditions or BB-

                company fortunes. Overall quality may move up or down frequently within this category.

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B+	Below investment grade and possessing risk that obligations will not be met when due.
B	Financial protection factors will fluctuate widely according to economic cycles, industry
B-	conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC

Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD	Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP	Preferred stock with dividend averages.

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The categories are as follows:

"A" Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues within this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

"A-1" Designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated "A-1+".

"A-2" Designation indicates that the capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

"A-3" Designation indicates a satisfactory capacity for timely payment. Issues with this designation, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

"B" Issues are regarded as having only an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

"C" Issues have a doubtful capacity for payment.

"D" Issues are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

MOODY'S COMMERCIAL PAPER RATINGS

Moody's rates commercial paper as either Prime, which contains three categories, or Not Prime. The commercial paper ratings are as follows:

"P-1" Issuers (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations, normally evidenced by the following characteristics: (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

                                                                                         29

"P-2" Issuers (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations, normally evidenced by many of the characteristics of a "P-1" rating, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

"P-3" Issuers (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. "Not Prime" Issuers (or related supporting institutions) do not fall within any of the Prime rating categories.

FITCH INVESTORS SERVICES, INC. SHORT-TERM RATINGS

Fitch-1+	(Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

Fitch-1	(Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated Fitch-1+.

Fitch-2	(Good Credit Quality) Issues carrying this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.

Fitch-3

(Fair Credit Quality) Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse change is likely to cause these securities to be rated below investment grade.

Fitch-S

(Weak Credit Quality) Issues carrying this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near term adverse changes in financial and economic conditions.

D	(Default) Issues carrying this rating are in actual or imminent payment default.

DUFF & PHELPS, INC. SHORT-TERM RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

A. Category 1: High Grade

Duff 1+

Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1	Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-	High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B. Category 2: Good Grade

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Duff 2

Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C. Category 3: Satisfactory Grade

Duff 3	Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D. Category 4: Non-investment Grade

Duff 4	Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

E. Category 5: Default

Duff 5	Issuer failed to meet scheduled principal and/or interest payments.

THOMAS BANKWATCH (TBW) SHORT-TERM RATINGS

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less. The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1	The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2	The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3

The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4	The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

Moody's description of its two highest short-term loan/municipal note ratings:

MIG-1/VMIG-1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P's description of its two highest municipal note ratings:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

COMMERCIAL PAPER

Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

CERTIFICATES OF DEPOSIT

Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCES

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity,

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. GOVERNMENT AGENCY AND INSTRUMENTALITY OBLIGATIONS

Obligations of the U.S. Government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it were not obligated to do so by law.

                                                                                 31

PART C

OTHER INFORMATION

ITEM 28. EXHIBITS.

EXHIBIT NO.	DESCRIPTION

(a)(1)* Articles of Amendment and Restatement, incorporated by reference to Post-Effective Amendment No. 10, filed February 25, 1998

(a)(2)* Articles of Amendment, incorporated by reference to Post-Effective Amendment No. 10, filed

February 25, 1998

(a)(3)* Articles of Amendment, incorporated by reference to Post-Effective Amendment No. 10, filed

February 25, 1998

(a)(4)* Articles of Amendment, incorporated by reference to Post-Effective Amendment No. 10, filed

February 25, 1998

(a)(5)* Articles Supplementary, incorporated by reference to Post-Effective Amendment No. 16, filed May 3, 2000

(a)(6)* Articles Supplementary, incorporated by reference to Post-Effective Amendment No. 19, filed

October 2, 2000

(a)(7)* Articles Supplementary, incorporated by reference to Post-Effective Amendment No. 22, filed July 30, 2002

(a)(8)* Articles of Amendment, incorporated by reference to Post-Effective Amendment No. 22, filed

July 30, 2002

(a)(9)* Articles Supplementary, incorporated by reference to Post-Effective Amendment No. 24, filed

July 29, 2003

(a)(10)* Articles of Amendment, incorporated by reference to Post-Effective Amendment No. 24, filed

July 29, 2003

(a)(11)* Articles Supplementary, incorporated by reference to Post-Effective Amendment No. 26, filed

October 18, 2004

(a)(12)* Articles of Amendment, incorporated by reference to Post-Effective Amendment No. 26, filed

October 18, 2004

(a) (13)* Articles of Amendment, incorporated by reference to Post-Effective Amedndment No. 33 filed

July 29, 2008

(b)* Bylaws, incorporated by reference to the Fund's Registration Statement, filed December 14, 1994

(b)(1)* Amended Bylaws, incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

(c) Not applicable

(d)(1)* Form of Investment Advisory Agreement, incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(d)(2)* Form of Investment Advisory Agreement, incorporated by reference to Post-Effective Amendment No. 26 filed October 18, 2004

(d)(3)* Investment Advisory Agreement effective as of December 31, 2005, incorporated by reference to Post-Effective Amendment No. 29 filed July 28, 2006

(e)* Form of Distribution Agreement with Foreside Distribution Services, L.P. effective August 1, 2007, incorporated by reference to Post Effective Amendment No. 31 filed on or about August 6, 2007.

(f) Not applicable

(g)(1) Custodian Agreement with US Bank National Association

(h)(1)* Form of Transfer Agency Agreement, incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

(h)(2)* Form of Management and Administrative Agreement, incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(h)(3)* Form of Fund Accounting Agreement, incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(h)(4)* Form of Administrative Services Plan, incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(i)(1)* Opinion of Ober, Kaler & Shriver, incorporated by reference to Pre-Effective Amendment No. 2 filed

May 4, 1995

(i)(2)* Opinion of Ober, Kaler, Grimes & Shriver, incorporated by reference to Post-Effective Amendment No. 4 filed March 18, 1996

(i)(3)* Opinion of Ober, Kaler, Grimes & Shriver for Liquid Assets Fund and Municipal Assets Fund, incorporated by reference to Post-Effective Amendment No. 9 filed January 6, 1998

(i)(4)* Opinion of Ober, Kaler, Grimes & Shriver for Vintage Funds, incorporated by reference to Post-Effective Amendment No. 9 filed January 6, 1998

(i)(5)* Consent of Cline, Williams, Wright, Johnson & Oldfather incorporated by reference to Post-Effective Amendment No. 14 filed July 16, 1999

(i)(6)* Opinion of Ober, Kaler, Grimes & Shriver for Institutional Reserves Fund incorporated by reference to Post-effective Amendment No. 16 filed May 3, 2000

(i)(7)* Consent of Cline, Williams, Wright, Johnson & Oldfather incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(i)(8)* Consent of Cline, Williams, Wright, Johnson & Oldfather incorporated by reference to Post-Effective Amendment No. 18 filed July 28, 2000

(i)(9)* Consent of Cline, Williams, Wright, Johnson & Oldfather incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

(i)(10)* Opinion of Ober, Kaler, Grimes & Shriver for Vintage Technology Fund incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

(i)(11)* Consent of Cline, Williams, Wright, Johnson & Oldfather incorporated by reference to Post-Effective Amendment No. 20 filed July 27, 2001

(i)(12)* Consent of Cline, Williams, Wright, Johnson & Oldfather incorporated by reference to Post-Effective Amendment No. 21 filed July 29, 2002

(i)(13)* Consent of Cline, Williams, Wright, Johnson & Oldfather incorporated by reference to Post-Effective Amendment No. 24 filed July 28, 2003

(i)(14)* Consent of Cline, Williams, Wright, Johnson & Oldfather, LLP incorporated by reference to Post-Effective amendement No. 25, filed July 28,2004

(i)(15)* Consent of Cline, Williams, Wright, Johnson & Oldfather, LLP incorporated by reference to Post-Effective Amendment No. 26 filed October 18,2004

(i) (16)* Opinion of Ober, Kaler, Grimes & Shriver for the Institutional Money Market Fund incorporated by reference to Post-Effective Amendment No. 27 filed December 30, 2004

(i)(17)* Consent of Cline, Williams, Wright, Johnson & Oldfather, LLP incorporated by reference to Post- Effective Amendment No. 28 filed July 29, 2005

(i)(18)* Consent of Cline, Williams, Wright, Johnson & Oldfather, LLP incorporated by reference to Post- Effective Amendment No. 29 filed July 28,2006

(i)(19)* Consent of Cline, Williams, Wright, Johnson & Oldfather, LLP incorporated by reference to Post- Effective Amendment No. 31 filed July 29,2007

(i) (20)* Consent of Cline, Williams, Wright, Johnson & Oldfather, LLP incorporated by reference to Post-Effective Amedndment No. 33 filed July 29, 2008

(i) (21)* Consent of Cline, Williams, Wright, Johnson & Oldfather, LLP incorporated by reference to Post-Effective Amedndment No. 34 filed July 29, 2009

(i) (22) Consent of Cline, Williams, Wright, Johnson & Oldfather, LLP

(j)(1)* Consent of KPMG Peat Marwick LLP incorporated by reference to Post-Effective Amendment No. 14 filed July 29, 1999

(j)(2)* Consent of McGladrey & Pullen LLP incorporated by reference to Post-Effective Amendment No. 14.

filed July 29, 1999

(j)(3)* Consent of McGladrey & Pullen LLP incorporated by reference to Post-Effective Amendment No. 15.

filed February 18, 2000

(j)(4)* Consent of McGladrey & Pullen LLP incorporated by reference to Post-Effective Amendment No. 16.

filed May 3, 2000

(j)(5)* Consent of McGladrey & Pullen LLP incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(j)(6)* Consent of McGladrey & Pullen LLP incorporated by reference to Post-Effective Amendment No. 18 filed July 28, 2000

(j)(7)* Consent of McGladrey & Pullen LLP incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

(j)(8)* Consent of PricewaterhouseCoopers LLP incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

(j)(9)* Consent of PricewaterhouseCoopers LLP incorporated by reference to Post-Effective Amendment No. 20 filed July 27, 2001

(j)(10)* Consent of PricewaterhouseCoopers LLP incorporated by reference to Post-Effective Amendment No. 21 filed July 29, 2002

(j)(11)* Consent of PricewaterhouseCoopers LLP incorporated by reference to Post-Effective Amendment No. 24 filed July 29, 2003

(j)(12)* Consent of Deloitte & Touche LLP incorporated by reference to Post-Effective Amendment No. 25 filed July 28, 2004

(j)(13)* Consent of Deloitte & Touche LLP incorporated by reference to Post-Effective Amendment No. 28 filed July 29, 2005

(j)(14)* Consent of Deloitte & Touche LLP incorporated by reference to Post-Effective Amendment No. 29 filed July 28, 2006

(j)(15) * Consent of Deloitte & Touche LLP incorporated by reference to Post-Effective Amendment No. 31 filed July 29, 2007

(j)(16) *Consent of Deloitte & Touche LLP incorporated by reference to Post-Effective Amedndment No. 33 filed July 29, 2008

(j) (17) Consent of Deloitte & Touche LLP incorporated by reference to Post-Effective Amedndment No. 34 filed July 29, 2009

(j)(18) Consent of Deloitte & Touche LLP

(k) Not Applicable

(l)* Subscription Agreement of Initial Stockholder, incorporated by reference to the Fund's Registration Statement, filed December 14, 1994

(m)* Distribution and Shareholder Services Plan incorporated by reference to Post-Effective Amendment No. 17 filed July 19, 2000

(n)(1)* 18f-3 Plan, incorporated by reference to the Pre-Effective Amendment No. 3, filed May 18, 1995

(n)(2)* Amended 18f-3 Plan incorporated by reference to the Post-Effective Amendment No. 16, filed May 3, 2000

(n)(3)* Amended 18f-3 Plan incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

(p)(1)* Fund Code of Ethics incorporated by reference to the Post-Effective Amendment No. 16, filed May 3, 2000

(p)(2)* Adviser Code of Ethics incorporated by reference to the Post-Effective Amendment No. 16, filed May 3, 2000

(p)(3)* Distributor Code of Ethics incorporated by reference to the Post-Effective Amendment No. 16, filed May 3, 2000

(p)(4)* Amended Adviser Code of Ethics incorporated by reference to Post-Effective Amendment No. 19 filed October 2, 2000

OTHERS

* Proxy Policy, incorporated by reference to Post-Effective Amendment No. 24 filed July 29, 2003

*All previously filed.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None

ITEM 30. INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 2-418 of the Maryland General Corporation Law permits the Registrant to indemnify directors and officers. In addition, Section 2-405.1 sets forth the standard of care for directors and Section 2-405.2 allows the Registrant to include in the Charter provisions further limiting the liability of the directors and officers in certain circumstances. Article ELEVENTH of the Articles of Incorporation included herewith as Exhibit a)(1)(the "Articles") limits the liability of any director or officer of the Registrant arising out of a breach of fiduciary duty, subject to the limits of the Investment Company Act of 1940 (the "1940 Act"). Article TWELFTH of the Articles and Article VII of the Bylaws, included herewith as Exhibit (b), makes mandatory the indemnification of any person made or threatened to be made a party to any action by reason of the facts that such person is or was a director, officer or employee, subject to the limits otherwise imposed by law or by the 1940 Act.

In addition, Paragraph 8 of the Investment Advisory Agreement included herewith as Exhibit (d) and Paragraph III of the Distribution Agreement, included herewith as Exhibit (e), provides that Investors Management Group, Ltd., ("IMG") and BISYS Fund Services Limited Partnership, ("BISYS"), shall not be liable to the Funds for any error, judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management provided by IMG or for any distribution services provided by BISYS to the Registrant for the performance of the duties under such agreements, except for willful misfeasance, bad faith or gross negligence in the performance of BISYS' duties and, except for willful misfeasance, bad faith or negligence in the performance of IMG's duties or by reason of reckless disregard of their obligation and duties under such agreements. In addition the Distribution Agreement, Transfer Agency and Administrative Services Plan further indemnify BISYS and IMG against certain liabilities arising out of the performance of such agreements.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

None.

ITEM 32(a)	Foreside Distribution Services, L.P. (“Foreside”) acts as principal underwriter for the following investment companies:

American Independence Funds Trust

Commonwealth International Series Trust

The Coventry Group

Greenwich Advisors Trust

HSBC Advisor Funds Trust

HSBC Investor Funds

Leader Funds, Series of Northern Lights Fund Trust

Pacific Capital Funds

The Thirty-Eight Hundred Fund, LLC

IMS Funds, Series of Unified Series Trust

WB Capital Mutual Funds, Inc.

Foreside is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority or “FINRA”. Foreside’s main address is Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside is an indirect wholly-owned subsidiary of Foreside Financial Group, LLC.

ITEM 32(b)	Information about the Directors and Officers of Foreside is as follows:

Name	Address	Position with Underwriter
Mark S. Redman	690 Taylor Road, Suite 150, Gahanna, OH 43230	President & Manager
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer & Manager
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary
Paul F. Hahesy	Three Canal Plaza, Suite 100, Portland, ME 04101	Chief Compliance Officer
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President & Director of Compliance

ITEM 32(c)	Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

Amy Mitchell, 1415 28th Street, Suite 200, West Des Moines, Iowa 50266, will maintain all required accounts, books and records.

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

Not Applicable.

{1254070.1}{1254070.1}

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Des Moines, State of Iowa, on the 29th day of July, 2010. The Registrant certifies that this amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485.

WB CAPITAL MUTUAL FUNDS, INC.

By /s/ David W. Miles
David W. Miles , President and CEO

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities indicated on the date indicated above have signed this Registration Statement.

SIGNATURE	TITLE

/s/David W. Miles, President (Chief Executive Officer) and Director

     David W. Miles

/s/ Amy Mitchell	, Treasurer (Chief Financial Officer)
     Amy Mitchell

*/s/ Debra L. Johnson, Director

      Debra L. Johnson

*/s/ Steven Zumbach, Director

       Steven Zumbach

* By: /s/ Vera Lichtenberger

Vera Lichtenberger

*pursuant to a power of attorney dated July 28, 2004, incorporated by reference as included with Post Effective Amendment No. 25, filed July 28, 2004.